United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 9, 2015

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 9, 2015, Fidelity National Information Services, Inc. (the “Company”) issued a press release containing information about the Company's results of operations for the first quarter ended March 31, 2015 and providing updated guidance for 2015. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Item 2.02, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01. Regulation FD Disclosure

In response to market conditions and to meet the demand of the Company’s specific client needs in a more efficient way, the Company is reorganizing and streamlining its global operations and changing its reportable segments. In March 2015, the Company finalized this realignment with the formation of two new reportable segments to focus on growth and the specific market demands of its clients in its two principal markets.

The Integrated Financial Solutions (“IFS”) segment was formed to serve regional and community North American financial institutions and the Global Financial Solutions (“GFS”) segment was formed to serve large, global and international financial institutions. In connection with the realignment, the Company’s management and existing solutions and services were assigned to one of these two segments. These changes are designed to improve the Company’s focus on delivering superior solutions and services that address the specific and emerging needs of the respective principal markets’ clients and their customers.

As a result of these changes, information that the Company’s chief operating decision maker (“CODM”) regularly reviews for purposes of allocating resources and assessing performance has changed. Therefore, beginning in the first quarter 2015, the Company will report its financial performance based on the three reportable segments described below.

This Item 7.01 provides a description of the new segment reporting structure and a summary of the effects of these changes on the Company’s historical segment results. The information is being furnished pursuant to Regulation FD in order to provide investors with summary financial information and historical data that is consistent with our new segment reporting structure. To further assist investors, a reconciliation of the new and old reportable segment structures has been prepared for 2014 and 2013. Beginning with the quarter ended March 31, 2015, our financial statements will reflect the new segment reporting structure with prior periods adjusted accordingly. Supplemental financial information relating to the new segment reporting structure is attached hereto as Exhibit 99.2, which is incorporated by reference herein.

Integrated Financial Solutions ("IFS")

The Integrated Financial Solutions segment is focused on serving the North American regional and community bank market for transaction and account processing, payment solutions, channel solutions, digital channels, risk and compliance solutions, and services, capitalizing on the continuing trend to outsource these solutions. This market is primarily served through integrated solutions delivered from leveraged platforms and characterized by multi-year processing contracts that generate highly recurring revenues that provide further opportunities for margin expansion. The predictable nature of cash flows generated from the IFS segment provides opportunities for further investments in innovation, product integration, information and security, and compliance in a cost effective manner. By combining our integrated banking and payment solutions in one organization, we believe we can more effectively develop and deliver solutions and services that respond to the demands and purchasing dynamics of these financial institutions and their customers.

Global Financial Solutions ("GFS")

The Global Financial Solutions segment is focused on serving the largest financial institutions around the globe with banking and payments solutions, consulting and transformation services. GFS clients include the largest global financial institutions, including those headquartered in the United States, as well as all international financial institutions we serve as clients. These institutions face unique business and regulatory challenges and account for the majority of financial institution information technology spend globally. The purchasing patterns of GFS clients vary from those of IFS clients who typically purchase solutions on an outsourced basis. GFS clients purchase our solutions and services in various ways including licensing and managing technology “in-house”, utilizing consulting and third party services providers as well as fully outsourced end-to-end solutions. We have long established relationships with many of these financial institutions that generate significant recurring revenue and reoccurring service revenue, providing cash flow for investments and potential for future margin expansion as we expand our relationships. By combining our leading consulting and transformation services with established solutions that best serve this market, we believe we can more effectively develop and deliver solutions and services that capitalize on the needs of these financial institutions.

Corporate and Other

The Corporate and Other segment consists of corporate overhead expense, certain leveraged functions and miscellaneous expenses that are not included in the IFS or GFS segments.

The composition of our Corporate and Other segment has changed with the new segment presentation. Specifically, corporate costs such as sales, finance, human resources and other administrative support functions that are directly attributable to IFS or GFS have been allocated to those reportable segments.

Non-GAAP Financial Measures

Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. For these reasons, management also uses these measures in part to assess its performance.

The Company uses certain non-GAAP financial information to provide important supplemental information to both management and investors used in assessing our financial condition and results of operations. We have disclosed this non-GAAP financial information in our past quarterly earnings releases so that investors have the same financial data that we use to make comparisons with our historical operating results and analyze our underlying performance. Exhibit 99.2 to this Form 8-K provides the same non-GAAP financial information provided historically.

These non-GAAP measures include adjusted revenue, EBITDA, adjusted EBITDA and adjusted EBITDA margin.

Adjusted revenue (2014) includes reported revenue and is increased by $9 million for a negotiated contract cash settlement for the extinguishment of certain contractual minimums with a reseller. Although the 2014 cash settlement has no contractual performance obligation, under GAAP the cash settlement revenue is amortized in this circumstance over the remaining relationship with the reseller.

EBITDA is earnings from continuing operations before interest, taxes, depreciation and amortization.

Adjusted EBITDA (2014 comparative data) includes the contract cash settlement revenue and excludes certain acquisition, integration and severance costs.

Adjusted EBITDA (2013 comparative data) excludes adjustments related to the 2010 acquisition of Capco and certain International restructuring charges.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FIS’ non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided in the attached schedules and in the Investor Relations section of the FIS Web site, www.fisglobal.com.

The non-GAAP financial measures have been presented for informational purposes only. The non-GAAP financial measures do not purport to project our results of operations or financial condition for any period subsequent to December 31, 2014. The information included in this Item 7.01, including Exhibit 99.2 incorporated by reference herein, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Form 8-K, including the exhibits attached hereto, contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about future revenue, organic revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings per share, adjusted net earnings, foreign currency exchange rates, the anticipated benefits resulting from the realignment of the Company’s organizational structure and the change in reportable segments, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements.

Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include, without limitation:

•
changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, changes in either or both the United States and international lending, capital and financial markets, and changes in foreign exchange rates;

•	the effect of legislative initiatives or proposals, statutory changes, changes in governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations;

•
the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;

•	changes in the growth rates of the markets for our solutions;

•	failures to adapt our solutions to changes in technology or in the marketplace;

•
internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;

•	the reaction of our current and potential customers to communications from us or our regulators regarding information security, risk management, internal audit or other matters;

•	competitive pressures on pricing related to our solutions including the ability to attract new, or retain existing, customers;

•	an operational or natural disaster at one of our major operations centers;

•	and other risks detailed in “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and other filings with the SEC.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release dated April 9, 2015.
99.2	Recast segments and supplemental non-GAAP financial information.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: April 9, 2015	By:	/s/ James W. Woodall
		Name:	James W. Woodall
		Title:	Corporate Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated April 9, 2015.
99.2	Recast segments and supplemental non-GAAP financial information.